UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

General Mills, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
0.125% Notes due 2025	GIS 25A	New York Stock Exchange
0.450% Notes due 2026	GIS 26	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange
3.650% Notes due 2030	GIS 30A	New York Stock Exchange
3.850% Notes due 2034	GIS 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 24, 2024, the Company held its 2024 Annual Meeting. There were 483,923,334 shares of common stock represented either in person or by proxy at the meeting. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated August 12, 2024. Below are the final voting results.

1.	Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
Benno O. Dorer	393,545,895	7,316,885	1,114,006	81,946,548
C. Kim Goodwin	394,131,111	6,764,786	1,080,889	81,946,548
Jeffrey L. Harmening	374,461,495	24,494,057	3,021,234	81,946,548
Maria G. Henry	398,964,599	1,967,925	1,044,262	81,946,548
Jo Ann Jenkins	396,169,431	4,765,931	1,041,424	81,946,548
Elizabeth C. Lempres	393,402,278	7,518,634	1,055,874	81,946,548
John G. Morikis	398,863,334	1,999,010	1,114,442	81,946,548
Diane L. Neal	398,878,819	2,048,300	1,049,667	81,946,548
Steve Odland	394,182,349	6,644,629	1,149,808	81,946,548
Maria A. Sastre	389,606,741	11,314,804	1,055,241	81,946,548
Eric D. Sprunk	386,092,066	14,735,349	1,149,371	81,946,548
Jorge A. Uribe	392,692,797	8,167,859	1,116,130	81,946,548

2.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
373,135,213	26,641,136	2,200,437	81,946,548

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
447,929,509	34,414,551	1,579,274	0

4.	Shareholder Proposal – Disclosure of Regenerative Agriculture Practices Within Supply Chain

For	Against	Abstain	Broker Non-Votes
110,910,821	284,721,918	6,344,047	81,946,548

5.	Shareholder Proposal – Plastic Packaging

For	Against	Abstain	Broker Non-Votes
156,307,490	233,825,940	11,843,356	81,946,548

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024

GENERAL MILLS, INC.

By:	/s/ Karen Wilson Thissen
Name: Karen Wilson Thissen
Title: General Counsel and Secretary